Exhibit 10.65(b)

[Letterhead of Spansion Japan Limited]

To: The Finance Parties (as is defined in the Facility Agreement as defined below)

August 1, 2007

Dear Sir

Request for amendment

We refer to the senior facility agreement dated 30 March 2007 (the “Facility Agreement”) between, among others, Spansion Japan Limited and GE Capital Leasing Corporation as Administrative Agent.

Capitalised terms used in this letter, unless otherwise defined herein, shall have the meaning given to them in the Facility Agreement.

Pursuant to paragraph 1 of the Request for Amendments to the Credit Facility dated June 8, 2007, the Borrower hereby requests that Clause 5.3(b)(i) be deleted and replaced in its entirety with the following provision:

“(i)	in relation to the first Loan to be drawn down pursuant to this Agreement, an amount equal to the aggregate amount of the relevant Utilisation Funding Amount and ¥10,849,219,000; and”

In connection with the above amendment, the Borrower hereby requests that Clause 3.1(b) be deleted and replaced in its entirety with the following provision:

“(b)	financing the acquisition of any equipment and tools installed to SP1 other than the Manufacturing Equipment in an amount no greater than ¥10,849,219,000;”

Also, the Borrower hereby requests that the following Clause be added after Clause 18.20 and Clause 18.21 be renumbered as Clause 18.22:

“18.21	Inventory

No inventory, work in progress or raw material is stored by the Borrower at the places as set out in No. 5 and No. 24 of Schedule 4 to the Security Agreement dated 30 March 2007 between, among others, Spansion Japan Limited and GE Capital Leasing Corporation as Security Agent.

We hereby request confirmation of the Lenders’ consent to the foregoing request for amendment by your countersignature and return of the enclosed copy of this letter.

The provisions of the Facility Agreement and the other Finance Documents shall, save as amended by this letter, continue in full force and effect.

This letter is designated as a Finance Document.

This letter shall be governed by and construed in accordance with Japanese law.

Yours faithfully

Spansion Japan Limited
(Company Chop)

/s/ Masao Taguchi
For and on behalf of
Spansion Japan Limited

Accepted and agreed

GE Capital Leasing Corporation
(Company Chop)

/s/ Takashi Okuda
GE Capital Leasing Corporation
As Arranger

Accepted and agreed

Sumisho Lease Co., Ltd
(Company Chop)

/s/ Minoru Tanaka
Sumisho Lease Co., Ltd
As Arranger

Accepted and agreed

Mitsui Leasing & Development, Ltd.
(Company Chop)

/s/ Osamu Mori
Mitsui Leasing & Development, Ltd.
As Arranger

Accepted and agreed

GE Capital Leasing Corporation
(Company Chop)

/s/ Takashi Okuda
GE Capital Leasing Corporation
As Administrative Agent on behalf of each Finance Party

Accepted and agreed

Resona Bank, Limited
(Company Chop)

/s/ Hitoshi Ishimura
Resona Bank, Limited
As Paying Agent on behalf of each Finance Party

Accepted and agreed

GE Capital Leasing Corporation
(Company Chop)

/s/ Takashi Okuda
GE Capital Leasing Corporation
As Security Agent on behalf of each Finance Party

Accepted and agreed

GE Capital Asset Finance Corporation
(Company Chop)

/s/ Munehiko Kuge
For and on behalf of
GE Capital Asset Finance Corporation
As Lender

Accepted and agreed

Mitsui Leasing & Development, Ltd.
(Company Chop)

/s/ Osamu Mori
For and on behalf of
Mitsui Leasing & Development, Ltd.
As Lender

Accepted and agreed

Sumisho Lease Co., Ltd
(Company Chop)

/s/ Minoru Tanaka
For and on behalf of
Sumisho Lease Co., Ltd.
As Lender

Accepted and agreed

Resona Bank, Limited
(Company Chop)

/s/ Hitoshi Ishimura
For and on behalf of
Resona Bank, Limited
As Lender

Accepted and agreed

Showa Leasing Co., Ltd.
(Company Chop)

/s/ Masami Matsushita
For and on behalf of
Showa Leasing Co., Ltd.
As Lender

Accepted and agreed

Mitsubishi UFJ Lease & Finance Company Limited
(Company Chop)

/s/ Tatsuhisa Takahashi
For and on behalf of
Mitsubishi UFJ Lease & Finance Company Limited
As Lender

Accepted and agreed

NTT Finance Corporation
(Company Chop)

/s/ Yoshihito Kimotsuki
For and on behalf of
NTT Finance Corporation
As Lender

Accepted and agreed

Century Leasing System, Inc.
(Company Chop)

/s/ Takao Arai
For and on behalf of
Century Leasing System, Inc.
As Lender

Accepted and agreed

Kyodo Leasing Co., Ltd.
(Company Chop)

/s/ Shinya Morito
For and on behalf of
Kyodo Leasing Co., Ltd.
As Lender

Accepted and agreed

BOT Lease Co., Ltd.
(Company Chop)

/s/ Yasuhiko Nakanishi
For and on behalf of
BOT Lease Co., Ltd.
As Lender

Accepted and agreed

ABN Amro Bank N.V.
(Company Chop)

/s/ Yasuo Fujii
For and on behalf of
ABN Amro Bank N.V.
As Lender